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                                                                   EXHIBIT 10.83

                                    BLAW-KNOX

                       CONSTRUCTION EQUIPMENT CORPORATION

                            Mattoon, Illinois, U.S.A.


                            SALES & SERVICE AGREEMENT

THIS AGREEMENT made the 1st day of April, 1996, between BLAW KNOX CONSTRUCTION EQUIPMENT CORPORATION, with offices at Mattoon, Illinois, U.S.A. ("BLAW-KNOX, and Western Traction Company, Inc. with offices at 1195 E. Glendale, Sparks NV 89431 (" DISTRIBUTOR").

                                   WITNESSETH:

That in consideration of the mutual promises herein made, BLAW-KNOX and DISTRIBUTOR agree as follows:

1.       APPOINTMENT

         BLAW-KNOX hereby appoints DISTRIBUTOR as a distributor for the sale of the "BLAW-KNOX" branded equipment specified in Schedule A (the "EQUIPMENT") and service and replacement parts offered for sale by BLAW-KNOX ("PARTS") with the right to purchase and to resell the EQUIPMENT and PARTS throughout the geographical area specified in Schedule A (the "TERRITORY") upon the terms and conditions hereinafter set forth. DISTRIBUTOR shall not appoint subdealers for sales, service or rental of EQUIPMENT or PARTS or for any other activities normally performed by a distributor without BLAW-KNOX's prior written consent. DISTRIBUTOR shall not sell EQUIPMENT or PARTS to any buyer who engages in EQUIPMENT and PARTS resale activities normally performed by a distributor without BLAW-KNOX's prior written consent.

2.       SALES PERFORMANCE

         DISTRIBUTOR will use its continuing best efforts to develop the sale of EQUIPMENT and PARTS within the TERRITORY to the satisfaction of BLAW-KNOX In determining whether DISTRIBUTOR's level of sales and other aspects of performance have been satisfactory in any period, BLAW-KNOX may consider DISTRIBUTOR's performance in meeting the sales, market penetration and other goals set forth in Schedule A attached hereto.

3.       PROMOTIONAL, ADVERTISING AND SERVICE OBLIGATIONS

         (a) DISTRIBUTOR shall use its best efforts to promote the sales of EQUIPMENT and PARTS in the TERRITORY. In order to give adequate representation in the TERRITORY, DISTRIBUTOR shall:



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(i) advertise the EQUIPMENT and PARTS in the Press and Trade Journals in the
TERRITORY.

(ii) issue and distribute suitable product and other promotional literature in the TERRITORY.

(iii) display the EQUIPMENT in the most suitable exhibitions in the TERRITORY, subject to BLAW-KNOX's approval.

(iv) employ suitable sales, office and service staff in the TERRITORY.

(v) maintain offices, showrooms, sales and service facilities and workshops in the TERRITORY which are adequate in the opinion of BLAW-KNOX, and display photographs of the EQUIPMENT together with suitable literature.

(vi) state in its advertisements, literature and on all other suitable occasions that it is the distributor for BLAW-KNOX for the TERRITORY.

(b) BLAW-KNOX shall:

(i) have the right to advertise the name and address of DISTRIBUTOR in the advertisements and literature of BLAW-KNOX.

(ii) provide to DISTRIBUTOR reasonable quantities of literature deemed necessary or appropriate by BLAW-KNOX.

(c) DISTRIBUTOR shall provide prompt, competent and efficient service at a reasonable cost on all EQUIPMENT located in the TERRITORY as required by and in accordance with the instructions and/or service policies of BLAW-KNOX as amended from time to time which are included herein by reference thereto. DISTRIBUTOR shall carry at all times a stock of PARTS adequate to render such service.

4. RIGHT OF BLAW-KNOX TO SELL EQUIPMENT AND PARTS

BLAW-KNOX reserves to itself the right to negotiate with and sell the EQUIPMENT and PARTS directly to any customer in the TERRITORY. In the event of any such sale of EQUIPMENT, BLAW-KNOX will pay to DISTRIBUTOR a commission to be determined by BLAW-KNOX at the time; however, in no event shall such commission exceed the difference between the net f.o.b. factory price normally paid by the DISTRIBUTOR and the f.o.b. selling price to the customer. Payment of any such commission will be contingent upon BLAW-KNOX's receiving payment from the customer.



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5.       PRICES AND TERMS

(a) BLAW-KNOX will from time to time supply DISTRIBUTOR with its currently effective price lists for the EQUIPMENT and PARTS f.o.b. factory or other point of origin. BLAW-KNOX reserves the right to change its prices, terms and conditions of sale upon thirty (30) days notice to DISTRIBUTOR by mail or otherwise.

(b) BLAW-KNOX will sell the EQUIPMENT to DISTRIBUTOR at the list price in effect at the time of shipment of DISTRIBUTOR's order less a distributor discount as provided in Subparagraph 7(c) below upon the terms and conditions applicable to such sales as established by BLAW-KNOX from time to time. Any provision of any purchase order used by DISTRIBUTOR which is inconsistent with or in addition to such standard terms shall be null and void. All sales, use, gross receipts or similar taxes arising out of such transaction shall be for DISTRIBUTOR's account

(c) Orders accepted by BLAW-KNOX from DISTRIBUTOR shall be f.o.b. factory or other point of origin and shall provide for payment as agreed by BLAW-KNOX If for any reason shipment cannot be made upon completion of manufacturing, BLAW-KNOX may arrange for storage at DISTRIBUTOR's risk and for DISTRIBUTOR's account and disposal.

(d) In the event of any conflict between the provisions of this Agreement and BLAW-KNOX terms and conditions of sale, from time to time in force, the provisions of this Agreement shall prevail.

6.       ACCEPTANCE OF ORDERS AND SHIPMENTS

         (a) All orders by DISTRIBUTOR for EQUIPMENT and PARTS are subject to acceptance by BLAWKNOX at its place of business and any such acceptance shall be subject to such reasonable allocation, as in the sole judgment of BLAW-KNOX, may be necessary or equitable in the event of any shortages.

         (b) All shipments shall be made f.o.b. factory or other shipping point designated by BLAW-KNOX, and BLAW-KNOX shall not be liable for any loss or damage in transit. Claims for shortages, losses or damages to shipments shall be made against carrier by DISTRIBUTOR.

         (c) BLAW-KNOX shall attempt to meet its shipping estimate but shall not be responsible in any manner for damage or loss due to delays caused by any condition arising from war, the acts or demands of any Government or any other delays beyond the reasonable control of BLAW-KNOX (including without limitation strikes, lockouts, accidents, freight embargoes, fires, floods or inability of BLAW-KNOX to obtain the necessary material, labor or energy from customary sources of supply for any reason).

7.       DISCOUNTS

         (a) BLAW-KNOX will from time to time supply the DISTRIBUTOR with its currently effective distributor discount sheets for the EQUIPMENT, which discounts can be changed by BLAW-KNOX immediately upon notice to DISTRIBUTOR



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         (b) Distributor discounts are computed on currently effective list prices f.o.b. factory or other point of origin excluding special packing or preparation. Export preparation charges are net charges.

         (c) The applicable distributor discount will be deducted from the then current list price in computing the amount billed to DISTRIBUTOR.

8.       DISTRIBUTOR'S ACCOUNT

         Any sum owed by BLAW-KNOX to DISTRIBUTOR or otherwise accruing to the credit of DISTRIBUTOR may be applied against any indebtedness of DISTRIBUTOR to BLAW-KNOX.

9.       CHANGES IN DESIGN

         (a) BLAW-KNOX reserves the right to discontinue the manufacture of any EQUIPMENT or PARTS, to make changes in design, and to add improvements to EQUIPMENT or PARTS at any time without obligation to change EQUIPMENT or PARTS previously sold by BLAW-KNOX

         (b) DISTRIBUTOR shall not make any modifications to EQUIPMENT or PARTS and will not apply or use attachments, accessories or parts on EQUIPMENT or PARTS unless such modification, application or use has been approved in writing by BLAW-KNOX.

10.      WARRANTY

         (a) BLAW-KNOX warrants all new EQUIPMENT to be free from defects in materials and workmanship (when subjected to normal and proper usage) for a period of six (6) months from the "In Service Date" established by the "New Machine Delivery Report" completed, signed and filed with BLAW-KNOX when the unit is initially placed in service. FAILURE to transmit to BLAW-KNOX the completed and signed "New Machine Delivery Report" within 15 days of placing the EQUIPMENT in service will void this warranty on the EQUIPMENT. Written notice must be given to BLAW-KNOX upon discovery of such defects, and parts must be returned for inspection.

Parts found defective by BLAW-KNOX'S inspection, will be repaired or replaced without cost f.o.b. point of manufacture. The foregoing shall be the limit of BLAW-KNOX's liability for such defects. No warranty is extended on components and accessories not manufactured by BLAW-KNOX, and these items are subject to the warranties, if any, of their respective manufacturers.

(b) EXCEPT AS SET FORTH HEREIN, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND WHATSOEVER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL BLAW-KNOX BE LIABLE FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, NOR FOR ANY DELAY IN PERFORMANCE OF THIS WARRANTY.



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II.   LEGAL STATUS OF DISTRIBUTOR

DISTRIBUTOR is not hereby constituted an agent or legal representative of BLAW-KNOX for any purpose whatsoever, and DISTRIBUTOR is granted no right or authority to assume or create any obligation, express or implied, or to make any representations, warranties, or guarantees on behalf or in the name of BLAW-KNOX.

12.   TERM AND TERMINATION

(a) This Agreement shall become effective on the Effective Date specified in Schedule A and shall continue in effect unless sooner terminated in accordance with this Agreement) until the Expiration Date specified in Schedule A. This Agreement may be extended thereafter only by the execution and delivery of a new Schedule A by each of the parties.

(b) DISTRIBUTOR may at any time terminate this Agreement by sixty (60) days written notice to BLAW-KNOX.

(c) BLAW-KNOX may terminate the Agreement immediately by notice to DISTRIBUTOR in case of (i) an assignment by DISTRIBUTOR for the benefit of all or any part of its creditors; (ii) an appointment of a receiver or other custodian for DISTRIBUTOR's business or the control thereof by parties other than those now in control thereof; (iii) the insolvency of DISTRIBUTOR or the filing of a petition in bankruptcy or for reorganization, whether voluntary or involuntary, by or against DISTRIBUTOR; (iv) the failure by DISTRIBUTOR to pay any amount owed to BLAW-KNOX when due or the failure by DISTRIBUTOR to account to BLAW-KNOX for the proceeds from the sale of EQUIPMENT for which DISTRIBUTOR is indebted to BLAW-KNOX; or (v) abandonment of operations or suspension of business by DISTRIBUTOR.

(d) BLAW-KNOX may terminate this Agreement by giving DISTRIBUTOR at least sixty
(60) days prior written notice in the event that (i) DISTRIBUTOR falls to satisfy or perform any of its obligations set forth in this Agreement or (ii) there is any dispute, disagreement or controversy between or among the principals, parties, managers, officers or stockholders of DISTRIBUTOR or any loss of managers, officers or key employees through termination of employment or otherwise which in the judgment of BLAW-KNOX may adversely affect the business of DISTRIBUTOR or BLAW-KNOX; provided, however, that if the foregoing failure or condition is something which may be cured then DISTRIBUTOR shall have 60 days to effect such cure.

(e) The termination of this Agreement by either party shall not entitle DISTRIBUTOR to any termination or severance compensation or to any payment in respect to any goodwill established by DISTRIBUTOR during the term of this Agreement or render BLAW-KNOX liable for damages on account of the loss of prospective profits or on account of any expenditure, investment or obligation incurred or made by DISTRIBUTOR. IN NO EVENT SHALL BLAW-KNOX BE LIABLE FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES.


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13.      CERTAIN POST-TERMINATION OBLIGATIONS

         (a) In the event of a termination of this Agreement, all obligations owed by DISTRIBUTOR to BLAWKNOX shall become immediately due and payable on the effective date of termination, whether otherwise then due or not.

         (b) Upon termination of this Agreement, DISTRIBUTOR shall remain obligated with respect to all unfilled orders previously submitted to BLAW-KNOX; however, BLAW-KNOX may, at its option, cancel all unfilled orders except those for EQUIPMENT and PARTS which are subject to binding signed orders received by DISTRIBUTOR from a customer.

         (c) Upon termination of this Agreement, DISTRIBUTOR shall immediately discontinue the use of all BLAW-KNOX trademarks and trade names, including removing from its salesrooms, service facilities, buildings, vehicles, signs, letterheads, business cards, telephone directory advertising and other advertising and promotional materials all references to BLAW-KNOX trademarks and trade names, and DISTRIBUTOR shall not thereafter use any deceptively similar name or trademark tending to give the impression that the relationship between BLAWKNOX and DISTRIBUTOR still exists.

         (d) Upon termination of this Agreement, DISTRIBUTOR shall return to BLAW-KNOX all literature, price lists, catalogs, models, engineering data and other items supplied to DISTRIBUTOR by BLAW-KNOX.

14.      GENERAL PROVISIONS

         (a) This Agreement contains the complete understanding between BLAW-KNOX and DISTRIBUTOR in relation to the EQUIPMENT and PARTS and supersedes any prior or contemporaneous agreements, promises and representations, whether written, oral or created through custom, usage or course of dealing. This Agreement may not be amended, modified or varied except by written agreement signed by DISTRIBUTOR and by a duly authorized officer of BLAW-KNOX No departure from this agreement shall permit any subsequent departure, and no waiver by either party of any terms of this Agreement or of any breach shall obligate such party thereafter to waive the same terms or any subsequent similar breach.

         (b) This Agreement shall be binding upon and inure to the benefit of BLAW-KNOX, its successors and assigns, but may not be assigned by DISTRIBUTOR without the prior written consent of BLAW-KNOX. Any merger, consolidation, transfer of assets, event or transaction which results (whether by operation of law or otherwise) in a change of ownership or control of DISTRIBUTOR or DISTRIBUTOR's business shall be deemed an assignment by DISTRIBUTOR for purposes of this Agreement.

         (c) Within 120 days after the end of each fiscal year, DISTRIBUTOR shall furnish BLAW-KNOX with its audited financial statements for such fiscal year. DISTRIBUTOR shall also



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furnish any other information regarding DISTRIBUTOR's business or finances which may be reasonably required by BLAW-KNOX. BLAWKNOX will use this information exclusively for its own purposes and will treat it as confidential.

         (d) if any portion of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, such illegality, invalidity or unenforceability shall not affect any other provisions of this Agreement.

         (e) Any controversy or claim (whether contract, tort, statutory or other) under federal, state or local law between BLAW-KNOX and DISTRIBUTOR arising from any aspect of the commercial relationship between BLAW-KNOX and DISTRIBUTOR, including without limitation the construction or application of any of the terms, provisions or conditions of this Agreement, shall, on written request of either patty served upon the other, be submitted to final and binding arbitration Such arbitration shall be compelled and enforced according to the Illinois Uniform Arbitration Act, and shall be conducted according to the applicable procedures of the American Arbitration Association, except as otherwise provided herein. The arbitration shall be conducted before the American Arbitration Association or such other arbitration service as the parties may, by mutual agreement, select. The arbitrator shall be appointed by agreement of the parties or, if no agreement on appointment can be reached within 30 days of the giving of the written request for arbitration noted above, then by the American Arbitration Association pursuant to its rules. Judgment on the award the arbitrator renders may be entered in any court having jurisdiction over the parties. The arbitration shall be conducted in Mattoon, Illinois. This arbitration provision shall survive the expiration or termination of this Agreement. If any part of this arbitration provision is found to be void or unenforceable, the remainder of the arbitration provision will continue in full force and effect.

(f) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. This Agreement shall be deemed to have been entered into at Mattoon, Illinois, regardless of the places of signing by the parties hereto or the order of their signing.

Witness the due execution as of the day and year first above written:



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                                   SCHEDULE A

                  BLAW-KNOX CONSTRUCTION EQUIPMENT CORPORATION

Attached to and made a part of the Sales & Service Agreement dated April 1, 1996 between BLAW-KNOX and DISTRIBUTOR.

BLAW-KNOX:                 Blaw-Knox Construction Equipment Corporation
                           750 Broadway Avenue East
                           Mattoon, Illinois, U.S.A. 61938-4600
                           Attention: President
                           Fax No: 217-234-7154
                           TWX No: 910-247-3928 BLAW-KNOX MT



DISTRIBUTOR:               Western Traction Company, INc.
                           1195 E. Glendale
                           Sparks, NV 89431
                           Attention:
                           Fax No:

EFFECTIVE DATE:            April 1, 1996

EXPIRATION DATE:           April 1, 1997


EQUIPMENT:                 TYPE                      MODEL
                           ----                      -----

                                   all asphalt paving equipment and road
                                   wideners see attached counties

TERRITORY:

ANNUAL TARGET SALES VOLUME:

ACTION PLAN: DEALER SALES AND MARKETING ACTION PLAN DATED___________ attached hereto as Exhibit 1.

Executed as of the 24th day of June 1996.



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                  BLAW-KNOX CONSTRUCTION EQUIPMENT CORPORATION


REFERENCE:        Schedule A

Item:             Territory


The following counties in the state of Nevada:

Churchill, Douglas, Elko, Eureka, Humboldt, Lander, Lyon, Mineral, Pershing, Storey, Washoe, White Pine, Carson City and that portion of Nye county north of Interstate 6 including the city of Tonapah.

The following counties in the state of California:


Alpine, Inyo, Lassen, Modoc and Muno; and those portions which lie East of Sierra-Nevada Summit of Eldorado, Nevada, Placer, Plumas and Sierra.


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